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                                                               Exhibit    10.14
                                                                        -------

                     SECOND AMENDMENT TO CREDIT AGREEMENT
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          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment")
dated as of this 29th day of December, 1994, by and between ABN AMRO BANK N.V.
                                                            ------------------
SAN FRANCISCO INTERNATIONAL BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Bank") and
- ---------------------------------------------------------------
MEASUREX CORPORATION, a Delaware corporation ("Company"),
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                                 W I T N E S S E T H:

          WHEREAS, the parties hereto entered into that certain Credit Agreement, dated July 22, 1993, as amended by a First Amendment to Credit Agreement dated as of July 8, 1994 (as so amended, the "Credit Agreement"), pursuant to which Bank agreed to provide certain credit facilities to Company;

          WHEREAS, Company has requested Bank to amend one financial covenant and waive another financial covenant set forth in the Credit Agreement; and

          WHEREAS, Bank has agreed to such an amendment and waiver upon the terms and subject to the conditions set forth herein:

          NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable considerations, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.  All capitalized terms used
               -----------
herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

          2.   Amendment.  The Credit Agreement shall be
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and hereby is amended by changing clause (iv) of Section 5.7 to read in its entirety as follows:

          (iv) the lesser of (x) forty-eight million, five hundred thousand Dollars ($48,500,000) or (y) the aggregate amount expended by the Company on and after April 21, 1993 to reacquire up to two million, five hundred thousand (2,500,000) shares of common stock (the "Reacquired Shares").

          3.   Waiver. Bank hereby waives compliance by Company with the
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financial covenant set forth in Section 6.3 of the Credit Agreement for the quarter ending March 5, 1995 (and only for such quarter) and agrees that the failure of Company to comply with

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                                                               Exhibit    10.14
                                                                        -------
Section 6.3 for such quarter (and only for such quarter) shall not constitute an Event of Default.

          4.  Ratification of Credit Agreement.  Except as amended or waived
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hereby, all of the provisions set forth in the Credit Agreement remain in full force and effect. From and after the date hereof, any reference in the Credit Agreement to "this Agreement" shall mean the Credit Agreement as amended by this Second Amendment.

          5.  Severability.  If any provision of this Second Amendment shall be
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held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.  Governing Law.  This Second Amendment shall be governed by and
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construed in accordance with the internal laws of the State of California.

          7.  Counterparts.  This Second Amendment may be executed in any number
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of counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all the parties hereto.

          8.  Headings.  The headings hereof are for convenience only and are
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not intended to affect the meaning or interpretation of this Second Amendment.

          9.  Benefit of Agreement.  This Second Amendment shall inure to the
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benefit of, and be enforceable by Bank, Company, and their respective successors and assigns.

                    [The next page is the signature page.]

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                                                           Exhibit    10.14
                                                                    -------
          IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                MEASUREX CORPORATION


                                                By ___________________________
                                                   Name: _____________________
                                                   Title: ____________________


                                                By ___________________________
                                                   Name: _____________________
                                                   Title: ____________________


                                                ABN AMRO BANK N.V.


                                                By ___________________________
                                                   Name: _____________________
                                                   Title: ____________________


                                                By ___________________________
                                                   Name: _____________________
                                                   Title: ____________________

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